Pacer American Energy Independence ETF
Schedule of Investments
January 31, 2021 (Unaudited)
	Shares	Value

COMMON STOCKS -75.2%
Investment Companies - 1.9%
Altus Midstream Co. - Class A (a)	6,206	$294,351
Oil & Gas Services - 2.3%
Archrock, Inc.	39,803	353,053
Pipelines - 71.0%
Antero Midstream Corp.	48,714	394,583
Cheniere Energy, Inc. (a)	10,770	682,064
Enbridge, Inc.	33,427	1,122,990
Equitrans Midstream Corp.	56,145	373,364
Gibson Energy, Inc.	25,285	383,007
Hess Midstream LP - Class A	14,708	306,956
Inter Pipeline Ltd.	53,162	533,387
Keyera Corp.	28,187	529,464
Kinder Morgan, Inc.	76,923	1,083,076
New Fortress Energy, Inc.	6,265	279,920
ONEOK, Inc.	27,437	1,092,816
Pembina Pipeline Corp.	26,151	688,362
Plains GP Holdings LP - Class A	41,552	359,009
Targa Resources Corp.	22,511	616,126
TC Energy Corp.	26,201	1,123,032
Williams Cos., Inc.	51,424	1,091,732
		10,659,888
TOTAL COMMON STOCKS (Cost $11,158,650)		11,307,292

MASTER LIMITED PARTNERSHIPS & RELATED COMPANIES - 24.0%
Gas - 0.9%
Western Midstream Partners LP	8,803	129,668

Pipelines - 23.1%
Crestwood Equity Partners LP	2,802	57,973
Energy Transfer LP	90,248	565,855
EnLink Midstream LLC	87,520	340,453
Enterprise Products Partners LP	52,535	1,062,783
Genesis Energy LP	6,789	42,296
Holly Energy Partners LP	2,872	41,816
Magellan Midstream Partners LP	9,551	424,637
MPLX LP	15,229	351,942
Noble Midstream Partners LP	2,619	30,302
NuStar Energy LP	5,016	76,494
PBF Logistics LP	2,545	25,425
Phillips 66 Partners LP	2,986	75,008
Rattler Midstream LP	31,412	300,299
Shell Midstream Partners LP	6,445	74,375
		3,469,658
TOTAL MASTER LIMITED PARTNERSHIPS & RELATED COMPANIES (Cost $3,630,827)		3,599,326

	Principal Amount
SHORT-TERM INVESTMENTS - 0.8%
Money Market Deposit Accounts - 0.8%
U.S. Bank Money Market Deposit Account 0.005% (b)	$116,496	116,496
TOTAL SHORT-TERM INVESTMENTS (Cost $116,496)		116,496

Total Investments (Cost $14,905,973) - 100.0%		15,023,114
Total Investments (Cost $14,905,973) - 100.0%		(2,999)
TOTAL NET ASSETS - 100.0%		$15,020,115

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is as of January 31, 2021.
(c)	Less than 0.05%.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2021 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP").  The Funds are investment companies that follow the accounting and reporting guidelines of the Financial Accounting Standards Board  Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market, Nasdaqy Global Select Market, and Nasdaq Capital Market Exchange  (collectively "Nasdaq"). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price ("NOCP") will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of  Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2021:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 11,307,292	$ -	$ -	$ -	$ 11,307,292
Master Limited Partnerships & Related Companies	3,599,326	-	-	-	3,599,326
Short-Term Investments	116,496	-	-	-	116,496
Total Investments in Securities	$ 15,023,114	$ -	$ -	$ -	$ 15,023,114
^ See Schedule of Investments for industry breakouts.
For the period ended January 31, 2021, the Fund did not recognize any transfers to or from Level 3.